Exhibit 10.10

Twelfth Amendment to Loan Documents

Borrowers:	CalAmp Corp., a Delaware corporation
CalAmp Wireless Networks Corporation, a Delaware corporation
LoJack Corporation, a Massachusetts Corporation

Address:	1401 N. Rice Avenue
Oxnard, California 93030

Date:	February 27, 2017

THIS TWELFTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between PACIFIC WESTERN BANK (“Lender”) and the borrowers named above (jointly and severally, the “Borrower”).

The Parties agree to amend the Loan and Security Agreement between Borrower and Lender (as successor in interest by merger to Square 1 Bank), dated December 22, 2009 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. New Maturity Date. Section 4 of the Schedule to the Loan Agreement is amended to read as follows:

4. Maturity Date (Section 6.1): June 1, 2017.

2. Modified Outside Bank Account Cap. Section 8(c-1) of the Schedule to Loan and Security Agreement, that presently reads as follows:

(c-1) Outside Bank Account Cap. As used herein, the “Outside Bank Account Cap” means:

(1) $22,500,000 during any fiscal month of Borrower if, at the end of the prior fiscal month, the total of Borrower’s “SQ1 Cash” (as defined below), plus Borrower’s “Excess Availability” (as defined below) was greater than $4,000,000; and

(2) $500,000 during any fiscal month if, at the end of the prior fiscal month, the total of Borrower’s SQ1 Cash, plus Borrower’s Excess Availability was equal to or less than $4,000,000.

Pacific Western Bank	Twelfth Amendment to Loan Documents

is replaced with the following:

(c-1) Outside Bank Account Cap. As used herein, the “Outside Bank Account Cap” means:

(1) $30,000,000 during any fiscal month of Borrower if, at the end of the prior fiscal month, the total of Borrower’s “SQ1 Cash” (as defined below), plus Borrower’s “Excess Availability” (as defined below) was greater than $4,000,000; and

(2) $500,000 during any fiscal month if, at the end of the prior fiscal month, the total of Borrower’s SQ1 Cash, plus Borrower’s Excess Availability was equal to or less than $4,000,000.

The definitions of “Borrower’s SQ1 Cash” and “Excess Availability” immediately following Section 8(c-1) continue unchanged.

3. Fee. [Omitted].

4. Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Lender.

6. General Release. In consideration for Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release and, without limiting the foregoing, and without limiting the stipulation to governing law in Section 9.19, Borrower irrevocably waives any benefits it may have under California Civil Code Section 1542 which provides: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

Pacific Western Bank	Twelfth Amendment to Loan Documents

7. Governing Law; Jurisdiction; Venue. This Amendment and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of the parties shall be governed by, and construed in accordance with, the internal laws (and not the conflict of laws rules) of the State of California. All disputes, controversies, claims, actions and other proceedings involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Amendment or the relationship between Borrower and Lender, and any and all other claims of Borrower against Lender of any kind, shall be brought only in a court located in Los Angeles County, California, and each party consents to the jurisdiction of any such court and the referee referred to in Section 9.20 of the Loan Agreement, and waives any and all rights the party may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding, including, without limitation, any objection to venue or request for change in venue based on the doctrine of forum non conveniens; provided that, notwithstanding the foregoing, nothing herein shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower consents to service of process in any action or proceeding brought against it by Lender, by personal delivery, or by mail addressed as set forth in the Loan Agreement or by any other method permitted by law.

8. Dispute Resolution. The provisions of Section 9.20 of the Loan Agreement relating to dispute resolution shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.

9. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and the other written documents and agreements between Lender and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

10. Mutual Waiver of Jury Trial. LENDER AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

Pacific Western Bank	Twelfth Amendment to Loan Documents

Borrower:		Bank:

CALAMP CORP.		PACIFIC WESTERN BANK

By	/s/ Richard Vitelle	By	/s/ Mark Salem
Title	EVP & CFO	Title	SVP

Borrower:

CALAMP WIRELESS NETWORKS
CORPORATION

By	/s/ Richard Vitelle
Title	Treasurer

Borrower:

LOJACK CORPORATION

By	/s/ Richard Vitelle
Title	Treasurer

[Signature Page to Twelfth Amendment to Loan Documents]